(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
June 30, 2002


Merrill Lynch
Developing
Capital Markets
Fund, Inc.


www.mlim.ml.com


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Developing Capital Markets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Developing Capital Markets Fund, Inc.


Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 2002

                                Percent of
Country                         Net Assets

Brazil                             10.2%
Hungary                             0.4
Czech Republic                      0.5
Russia                              5.7
Turkey                              1.9
India                               4.4
Thailand                            6.0
China                               3.2
Hong Kong                           1.7
South Korea                        26.9
Mexico                              6.5
Chile                               0.4
Peru                                0.7
South Africa                        8.6
Israel                              1.7
Malaysia                            4.1
Indonesia                           3.4
Taiwan                             13.5

*Total may not equal 100%.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


DEAR SHAREHOLDER


Fiscal Year in Review
For the 12 months ended June 30, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -1.24%, -2.30%, -2.31% and -1.55%, respectively. This compared to its unmanaged benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, which had a return of +1.31% for the same period. However, during the year ended June 30, 2002, developing markets continued to perform well on a relative basis as the MSCI World Index had a return of -15.2% (in U.S. dollars). (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.)

Positive contribution to the Fund's performance was made through overweight positions in the markets of Russia and Indonesia, and an underweight position in Argentina. Stock selection was strong in India, South Africa and Chile. Fund performance was reduced, however, by an underweight position in Malaysian securities, overweight positions in Turkey and Brazil, and stock selection in Israel and Taiwan.

On a sector basis, stock selection in the consumer discretionary, consumer staples, energy and telecommunications sectors added to overall contribution. Meanwhile, overweighting the information technology sector and stock selection in the financials sector detracted from performance.

During the fiscal year ended June 30, 2002, the depressed global economic outlook and the fallout from September 11, 2001 caused the developing market asset class to suffer in the third quarter of 2001. Most markets recovered strongly in the fourth quarter of 2001 and the first quarter of 2002 as risk aversion eased as the likelihood of wide-scale terrorist attacks subsided and investor confidence increased. U.S. economic data also suggested consumer spending was not as badly affected as originally thought, increasing expectations of a global economic recovery.

During the second quarter of 2002, emerging markets declined because of concerns about the strength of economic recovery in the United States as well as many company-specific developments. As the fiscal year came to a close, several U.S. companies announced that their upcoming earnings would fall short of analysts' expectations. This revelation was compounded by renewed concerns about companies' accounting practices, as telecommunications giant WorldCom, Inc. announced a $4 billion misstatement of expenses.

During the first half of the year ended June 30, 2002, those sectors and markets most sensitive to global economic recovery began to outperform. North Asian markets performed particularly well with South Korea leading the way, rising by over 25% during the period. A less pessimistic outlook for global growth was a major factor in its recovery, however, domestic factors also proved significant. South Korea continued to perform well in the first quarter of 2002, but the deterioration in expectations of the strength of the global economic recovery deflated performance toward the end of the period. Taiwan also performed well in the first half of the period, boosted by improved global sentiment toward technology. This situation was reversed, however, at the end of the period as the technology-driven market fell over 12% (in U.S. dollar terms) as a result of reduced confidence in the technology sector. The smaller ASEAN markets (Thailand, Indonesia and the Philippines) performed well, especially in the latter half of the period, as domestic and foreign investors entered the market and domestic fundamentals improved.

EMEA (Europe, Middle East and Africa) markets offered some strong returns during the year ended June 30, 2002. In the first half of the fiscal year, Russia saw declining risk premiums overwhelm the impact of lower oil prices as Russian debt continued to make substantial gains. In the second half of the fiscal year, however, the market gained momentum and performed well on the back of strong oil prices and narrowing debt spreads. South Africa had a poor start to the period with rand weakness a constant factor, depressing U.S. dollar returns. By the second half of the year ended June 30, 2002, the rand had strengthened and the commodity sector also rallied strongly in expectation of a global recovery.

In Latin America, the markets generally had a very weak year as domestic problems compounded a fragile global outlook. Argentina suffered throughout the period. The currency finally collapsed at the end of 2001 and domestic investors scrambled to convert their pesos into foreign currency. Brazil suffered heavily in the immediate aftermath of September 11, 2001, as concerns over Argentina and increasing risk aversion took their toll on the market. The market rebounded as global markets rose in the first quarter of 2002, but recent concerns over the result of the forthcoming elections caused debt spreads to widen dramatically and equities to fall. Mexico had reduced economic growth toward the start of the period, but experienced an impressive rise in equity markets of 17% during the first quarter of 2002. At the end of the period, however, the weakness of the country's peso, which finally ended its long period of relative strength, took center stage. Currency weakness compounded modest losses in the stock market for U.S. dollar-based investors.


Investment Outlook
Despite the drop in the world's developed markets in recent weeks and the subsequent correction in emerging markets, we remain convinced that an opportunity exists in developing markets. As we have consistently argued, a number of factors supporting the continued outperformance of the asset class are currently in place. First, the global economy is recovering. Emerging markets are highly sensitive to expectations of global growth. Although there is some debate about the strength of the recovery, there is little to suggest that a "double-dip" recession is imminent. The macroeconomic environment in the asset class is improving, especially in Asia, and expectations for growth in gross domestic product have been revised higher in many countries. Second, liquidity conditions for developing markets have become favorable. Global interest rate increases look less likely at this time than three months ago, while domestic liquidity conditions in many countries may provide support to equity prices. Finally, valuations appear to be attractive, particularly after the recent setback. Relative to developed markets, assets are trading at a substantial discount on a book value basis while offering superior returns on equity.

We believe it is unlikely that developing markets can make substantial progress on an absolute basis until U.S. markets realize some stability. However, we believe relative performance is likely to be strong and absolute returns should be impressive once that stability is achieved.


In Conclusion
We thank you for your interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(David Soden)
David Soden
Portfolio Manager



(Josephine Ragni)
Josephine Ragni
Portfolio Manager



(Nicholas Moakes)
Nicholas Moakes
Portfolio Manager



August 9, 2002



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class A Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Free Index++++. Values illustrated are as follows:

ML Developing Capital Markets Fund, Inc.++
Class A Shares*

Date                        Value

June 1992                 $ 9,475.00
June 1993                 $ 9,965.00
June 1994                 $12,828.00
June 1995                 $12,614.00
June 1996                 $14,483.00
June 1997                 $17,041.00
June 1998                 $10,906.00
June 1999                 $12,498.00
June 2000                 $14,496.00
June 2001                 $11,004.00
June 2002                 $10,868.00


Morgan Stanley Capital International
Emerging Markets Free Index++++:

Date                        Value

June 1992                 $10,000.00
June 1993                 $11,855.00
June 1994                 $16,260.00
June 1995                 $16,257.00
June 1996                 $17,634.00
June 1997                 $19,895.00
June 1998                 $12,120.00
June 1999                 $15,599.00
June 2000                 $17,076.00
June 2001                 $12,666.00
June 2002                 $12,832.00


A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class B Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Free Index++++. Values illustrated are as follows:

ML Developing Capital Markets Fund, Inc.++
Class B Shares*

Date                        Value

7/01/1994**               $10,000.00
June 1995                 $ 9,778.00
June 1996                 $11,111.00
June 1997                 $12,932.00
June 1998                 $ 8,189.00
June 1999                 $ 9,284.00
June 2000                 $10,665.00
June 2001                 $ 8,008.00
June 2002                 $ 7,824.00


Morgan Stanley Capital International
Emerging Markets Free Index++++:

Date                        Value

7/29/1994**               $10,000.00
June 1995                 $ 9,413.00
June 1996                 $10,211.00
June 1997                 $11,520.00
June 1998                 $ 7,018.00
June 1999                 $ 9,033.00
June 2000                 $ 9,888.00
June 2001                 $ 7,335.00
June 2002                 $ 7,431.00



A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class C and Class D Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Free Index++++. Values illustrated are as follows:

ML Developing Capital Markets Fund, Inc.++
Class C Shares*

Date                        Value

10/21/1994**              $10,000.00
June 1995                 $ 8,503.00
June 1996                 $ 9,666.00
June 1997                 $11,248.00
June 1998                 $ 7,121.00
June 1999                 $ 8,077.00
June 2000                 $ 9,275.00
June 2001                 $ 6,964.00
June 2002                 $ 6,803.00


ML Developing Capital Markets Fund, Inc.++
Class D Shares*

Date                        Value

10/21/1994**              $ 9,475.00
June 1995                 $ 8,102.00
June 1996                 $ 9,281.00
June 1997                 $10,887.00
June 1998                 $ 6,954.00
June 1999                 $ 7,946.00
June 2000                 $ 9,204.00
June 2001                 $ 6,964.00
June 2002                 $ 6,856.00


Morgan Stanley Capital International
Emerging Markets Free Index++++:

Date                        Value

10/21/1994**              $10,000.00
June 1995                 $ 8,432.00
June 1996                 $ 9,146.00
June 1997                 $10,319.00
June 1998                 $ 6,286.00
June 1999                 $ 8,091.00
June 2000                 $ 8,857.00
June 2001                 $ 6,570.00
June 2002                 $ 6,656.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.
++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class B Shares' graph is from 7/31/94 and in the Class C & Class D Shares' graph is from 10/31/94.



Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 6/30/02                     -1.24%         -6.43%
Five Years Ended 6/30/02                   -8.60          -9.58
Ten Years Ended 6/30/02                    +1.38          +0.83

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/02                     -2.30%         -6.21%
Five Years Ended 6/30/02                   -9.56          -9.91
Inception (7/01/94) to 6/30/02             -3.02          -3.02

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/02                     -2.31%         -3.29%
Five Years Ended 6/30/02                   -9.57          -9.57
Inception (10/21/94) to 6/30/02            -4.88          -4.88

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
Class D Shares*                      Sales Charge     Sales Charge**

One Year Ended 6/30/02                     -1.55%         -6.71%
Five Years Ended 6/30/02                   -8.84          -9.81
Inception (10/21/94) to 6/30/02            -4.12          -4.79

+*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002

PERFORMANCE DATA (concluded)

Recent
Performance
Results*


                                                                                                    Ten-Year/
                                                                     6-Month        12-Month     Since Inception
As of June 30, 2002                                                Total Return   Total Return     Total Return
ML Developing Capital Markets Fund Class A Shares                     +0.98%         -1.24%           +14.69%
ML Developing Capital Markets Fund Class B Shares                     +0.52          -2.30            -21.77
ML Developing Capital Markets Fund Class C Shares                     +0.41          -2.31            -31.97
ML Developing Capital Markets Fund Class D Shares                     +0.79          -1.55            -27.66
Morgan Stanley Capital International Emerging Markets Free Index**    +2.07          +1.31     +25.33/-25.70/-33.44

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are ten years for Class A
Shares, from 7/01/94 for Class B Shares and from 10/21/94 for
Class C & Class D Shares.
**This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The ten-year/since inception total returns are ten years, from 7/31/94 and from 10/31/94, respectively.


CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                      (in U.S. dollars)

                              Shares                                                                             Percent of
AFRICA         Industries      Held                         Investments                                 Value    Net Assets
South Africa   Banks             23,183   Nedcor Limited                                             $     263,085     0.3%
                                284,712   Sanlam Limited                                                   237,214      0.3
                                 78,376   Standard Bank Investment Corporation Limited                     243,262      0.3
                                                                                                     -------------    -----
                                                                                                           743,561      0.9

               Beverages         35,216   South African Breweries PLC                                      278,381      0.3

               Diversified      630,537   BoE Limited                                                      210,383      0.3
               Financials

               Metals &         201,160   Anglo American PLC                                             3,355,528      4.3
               Mining            10,600   Anglo American Platinum Corporation Limited                      416,392      0.5
                                 16,949   AngloGold Limited (ADR)(a)                                       442,030      0.6
                                  4,281   Impala Platinum Holdings Limited                                 237,427      0.3
                                                                                                     -------------    -----
                                                                                                         4,451,377      5.7

               Oil & Gas         65,372   Sasol Limited                                                    697,470      0.9

               Paper & Forest    25,700   Sappi Limited                                                    361,445      0.5
               Products

                                          Total Investments in Africa (Cost--$6,185,485)                 6,742,617      8.6


EUROPE

Czech          Banks             22,800   ++Komercni Banka AS (GDR)(b)                                     391,020      0.5
Republic

                                          Total Investments in the Czech Republic                          391,020      0.5


Hungary        Banks             19,665   OTP Bank Rt. (GDR)(b)                                            311,690      0.4

                                          Total Investments in Hungary                                     311,690      0.4


Russia         Food Products        770   ++Wimm-Bill-Dann Foods OJSC (ADR)(a)                              16,247      0.0

               Gas Utilities     35,000   OAO Gazprom (ADR)(a)                                             574,000      0.7

               Oil & Gas         22,441   LUKoil Holding (ADR)(a)                                        1,455,828      1.9
                                 58,958   Surgutneftegaz (ADR)(a)                                        1,149,681      1.5
                                  6,266   YUKOS (ADR)(a)                                                   870,974      1.1
                                                                                                     -------------    -----
                                                                                                         3,476,483      4.5

               Metals &          18,000   Mining and Metallurgical Company Norilsk Nickel (ADR)(a)         366,750      0.5
               Mining

                                          Total Investments in Russia                                    4,433,480      5.7


                                          Total Investments in Europe (Cost--$4,143,814)                 5,136,190      6.6


LATIN AMERICA

Brazil         Aerospace &       27,500   Embraer-Empresa Brasileira de Aeronautica SA (ADR)(a)            588,500      0.7
               Defense

               Banks         75,878,748   Banco Bradesco SA (Preferred)                                    295,476      0.4
                                 11,978   Uniao de Bancos Brasileiros SA (Unibanco)(GDR)(b)                197,637      0.2
                                                                                                     -------------    -----
                                                                                                           493,113      0.6

               Beverages      2,000,000   Companhia de Bebidas das Americas (Preferred)                    306,964      0.4

               Diversified       12,966   Brasil Telecom Participacoes SA (ADR)(a)                         367,067      0.5
               Telecommu-     7,460,761   Tele Norte Leste Participacoes SA                                 61,508      0.1
               nication          29,286   Tele Norte Leste Participacoes SA (ADR)(a)                       291,396      0.4
               Services      20,000,000   Telemar Norte Leste SA 'A'                                       350,816      0.4
                                                                                                     -------------    -----
                                                                                                         1,070,787      1.4

               Electric      48,745,486   Companhia Energetica de Minas Gerais SA--CEMIG
               Utilities                  (Preferred)                                                      547,222      0.7

               Metals &          43,849   Companhia Vale do Rio Doce (ADR)(a)                            1,137,882      1.5
               Mining        61,608,000   Gerdau SA (Preferred)                                            633,262      0.8
                                                                                                     -------------    -----
                                                                                                         1,771,144      2.3


               Oil & Gas        118,017   Petroleo Brasileiro SA--Petrobras (Preferred)                  2,032,849      2.6

               Paper & Forest    23,176   Aracruz Celulose SA (ADR)(a)                                     463,520      0.6
               Products          35,100   Votorantim Celulose e Papel SA (ADR)(a)                          663,390      0.8
                                                                                                     -------------    -----
                                                                                                         1,126,910      1.4

               Wireless      10,809,025   Tele Centro Sul Participacoes SA                                  56,842      0.1
               Telecommu-
               nication
               Services

                                          Total Investments in Brazil                                    7,994,331     10.2


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                          (in U.S. dollars)

LATIN AMERICA                 Shares                                                                             Percent of
(concluded)    Industries      Held                         Investments                                 Value    Net Assets
Chile          Metals &          37,494   Antofagasta PLC                                            $     341,198     0.4%
               Mining

                                          Total Investments in Chile                                       341,198      0.4


Mexico         Banks            495,360   ++Grupo Financiero Bancomer, SA de CV 'O'                        404,955      0.5

               Beverages          9,544   Coca-Cola Femsa SA (ADR)(a)                                      229,056      0.3
                                  6,884   Fomento Economico Mexicano, SA de CV (ADR)(a)                    269,990      0.4
                                146,837   Grupo Modelo, SA de CV 'C'                                       345,499      0.4
                                                                                                     -------------    -----
                                                                                                           844,545      1.1

               Construction      25,575   Cemex SA de CV (ADR)(a)                                          674,162      0.9
               Materials

               Diversified       35,449   Telefonos de Mexico SA (ADR)(a)                                1,137,204      1.4
               Telecommu-
               nication
               Services

               Industrial       178,400   ++Alfa, SA 'A'                                                   301,370      0.4
               Conglomerates

               Media              6,239   ++Grupo Televisa SA (ADR)(a)                                     233,214      0.3
                                518,212   TV Azteca, SA de CV                                              219,895      0.3
                                                                                                     -------------    -----
                                                                                                           453,109      0.6

               Multiline          3,929   Wal-Mart de Mexico SA de CV 'C'                                    9,087      0.0
               Retail           163,298   Wal-Mart de Mexico SA de CV 'V'                                  443,507      0.6
                                                                                                     -------------    -----
                                                                                                           452,594      0.6

               Paper & Forest    92,279   Kimberly-Clark de Mexico, SA de CV 'A'                           245,892      0.3
               Products

               Wireless          38,554   America Movil SA de CV 'L' (ADR)(a)                              516,624      0.7
               Telecommu-
               nication
               Services

                                          Total Investments in Mexico                                    5,030,455      6.5


Peru           Metals &          21,821   Compania de Minas Buenaventura SA (ADR)(a)                       558,618      0.7
               Mining
                                          Total Investments in Peru                                        558,618      0.7


                                          Total Investments in Latin America (Cost--$15,782,583)        13,924,602     17.8


MIDDLE EAST

Israel         IT Consulting     23,932   ++Check Point Software Technologies Ltd.                         324,279      0.4
               & Services

               Pharmaceuticals   15,154   Teva Pharmaceutical Industries Ltd. (ADR)(a)                   1,011,984      1.3

                                          Total Investments in Israel                                    1,336,263      1.7


Turkey         Banks        174,022,000   ++Turkiye Garanti Bankasi AS                                     216,773      0.3

               Diversified  138,251,996   ++Haci Omer Sabanci Holdings AS                                  340,071      0.5
               Financials    33,086,000   ++Koc Holding AS                                                 323,452      0.4
                                                                                                     -------------    -----
                                                                                                           663,523      0.9

               Oil & Gas     18,224,300   Petrol Ofisi AS                                                  275,865      0.4

               Wireless          22,500   ++Turkcell Iletisim Hizmetleri AS (ADR)(a)                       274,500      0.3
               Telecommu-
               nication
               Services

                                          Total Investments in Turkey                                    1,430,661      1.9


                                          Total Investments in the Middle East (Cost--$3,902,101)        2,766,924      3.6


PACIFIC
BASIN/ASIA

China          Computers &      610,200   Legend Holdings Limited                                          222,958      0.3
               Peripherals

               Metals &       1,372,000   Aluminum Corporation of China Limited                            253,292      0.3
               Mining

               Wireless         679,653   ++China Mobile (Hong Kong) Limited                             2,008,462      2.6
               Telecommu-
               nication
               Services

                                          Total Investments in China                                     2,484,712      3.2


Hong Kong      Automobiles    1,594,100   Brilliance China Automotive Holdings Limited                     216,634      0.3

               Commercial       366,000   Travelsky Technology Limited 'H'                                 251,038      0.3
               Services &
               Supplies

               Electric         675,537   Huaneng Power International, Inc. 'H'                            554,287      0.7
               Utilities

               Specialty        520,000   Giordano International Limited                                   320,000      0.4
               Retail

                                          Total Investments in Hong Kong                                 1,341,959      1.7


India          Automobiles       60,280   Hero Honda Motors Ltd.                                           380,482      0.5

               Banks                 25   ICICI Bank Limited                                                    70      0.0
                                 76,850   State Bank of India                                              378,273      0.5
                                                                                                     -------------    -----
                                                                                                           378,343      0.5

               Chemicals         88,808   Reliance Industries Ltd.                                         489,844      0.6
                                    110   ++Reliance Industries Ltd. (Compulsory Demat Shares)                 607      0.0
                                                                                                     -------------    -----
                                                                                                           490,451      0.6

               Electric             432   BSES Ltd.                                                          1,948      0.0
               Utilities

               Household         88,460   Hindustan Lever Ltd.                                             350,056      0.4
               Products

               IT Consulting &   10,011   Infosys Technologies Limited                                     673,048      0.9
               Services

               Metals &          28,900   Hindalco Industries Ltd.                                         420,280      0.5
               Mining

               Oil & Gas         82,700   Bharat Petroleum Corporation Ltd.                                452,006      0.6

               Pharmaceuticals   17,400   Ranbaxy Laboratories Limited                                     314,169      0.4

                                          Total Investments in India                                     3,460,783      4.4


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                          (in U.S. dollars)

PACIFIC BASIN/ASIA            Shares                                                                             Percent of
(continued)    Industries      Held                         Investments                                 Value    Net Assets
Indonesia      Automobiles    1,951,000   ++PT Astra International Tbk                               $     951,653     1.2%

               Diversified    2,065,500   PT Telekomunikasi Indonesia                                      888,973      1.2
               Telecommu-
               nication
               Services

               Food Products  6,542,000   PT Indofood Sukses Makmur Tbk                                    807,144      1.0

                                          Total Investments in Indonesia                                 2,647,770      3.4


Malaysia       Automobiles      162,800   Perusahaan Otomobil Nasional Berhad                              409,142      0.5

               Banks            138,721   Malayan Banking Berhad                                           321,249      0.4
                                380,300   Public Bank Berhad 'Foreign'                                     346,273      0.5
                                                                                                     -------------    -----
                                                                                                           667,522      0.9

               Construction &   250,000   Gamuda Berhad                                                    411,184      0.5
               Engineering      248,100   IJM Corporation Berhad                                           336,241      0.5
                                                                                                     -------------    -----
                                                                                                           747,425      1.0

               Hotels,          181,300   Resorts World Berhad                                             505,731      0.6
               Restaurants &
               Leisure

               Industrial       187,900   Sime Darby Berhad                                                247,237      0.3
               Conglomerates

               Marine           209,900   Malaysia International Shipping Corporation
                                          Berhad 'Foreign'                                                 394,943      0.5

               Wireless         170,000   ++Maxis Communications Berhad                                    211,739      0.3
               Telecommu-
               nication
               Services

                                          Total Investments in Malaysia                                  3,183,739      4.1


South Korea    Automobiles       39,843   Hyundai Motor Company Ltd.                                     1,197,277      1.5

               Banks             59,851   Kookmin Bank                                                   2,905,485      3.7
                                 79,510   ++Koram Bank                                                     710,501      0.9
                                                                                                     -------------    -----
                                                                                                         3,615,986      4.6

               Chemicals         97,100   ++Hanwha Chemical Corporation                                    350,706      0.4
                                 25,600   LG Chem, Ltd.                                                    925,686      1.2
                                                                                                     -------------    -----
                                                                                                         1,276,392      1.6

               Diversified       71,810   Hyundai Securities                                               459,035      0.6
               Financials        18,500   ++Samsung Securities Company Ltd.                                529,011      0.7
                                                                                                     -------------    -----
                                                                                                           988,046      1.3

               Diversified       18,950   KT Corporation                                                   760,835      1.0
               Telecommu-         9,027   KT Corporation (ADR)(a)                                          195,434      0.2
               nication                                                                              -------------    -----
               Services                                                                                    956,269      1.2

               Food Products      7,200   Cheil Jedang Corporation                                         294,165      0.4

               Household         15,000   ++LG Electronics Inc.                                            598,504      0.8
               Durables

               Metals &          20,200   POSCO                                                          2,241,646      2.9
               Mining

               Oil & Gas         55,000   SK Corporation                                                   946,384      1.2

               Semiconductor     24,991   Samsung Electronics                                            6,834,613      8.8
               Equipment &
               Products

               Textiles,         21,100   Cheil Industries Inc.                                            256,076      0.3
               Apparel &
               Luxury Goods

               Trading           85,800   Samsung Corporation                                              513,516      0.7
               Companies &
               Distributors

               Wireless           8,480   ++KT Freetel                                                     279,142      0.4
               Telecommu-         2,990   SK Telecom Co., Ltd.                                             669,830      0.8
               nication          13,556   SK Telecom Co. Ltd. (ADR)(a)(c)                                  336,053      0.4
               Services                                                                              -------------    -----
                                                                                                         1,285,025      1.6

                                          Total Investments in South Korea                              21,003,899     26.9


Taiwan         Banks            771,000   ++Taishin Financial Holdings Co., Ltd.                           415,385      0.5
                                943,200   United World Chinese Commercial Bank                             669,076      0.9
                                                                                                     -------------    -----
                                                                                                         1,084,461      1.4

               Chemicals        972,400   Nan Ya Plastic Corporation                                       910,988      1.2

               Computers &       78,850   ++Asustek Computer Inc.                                          237,187      0.3
               Peripherals      134,400   Benq Corporation                                                 217,228      0.3
                                636,793   ++Compal Electronics Inc.                                        611,824      0.8
                                214,000   Quanta Computer Inc.                                             602,095      0.7
                                                                                                     -------------    -----
                                                                                                         1,668,334      2.1

               Electronic       105,700   Hon Hai Precision Industry                                       431,848      0.5
               Equipment &
               Instruments

               Metals &       1,600,100   China Steel Corporation                                          823,757      1.1
               Mining

               Semiconductor     20,000   ++ASE Test Limited                                               193,600      0.3
               Equipment &      760,000   ++Advanced Semiconductor Engineering Inc.                        504,998      0.6
               Products          20,000   MediaTek Incorporation                                           256,211      0.3
                                800,000   ++Siliconware Precision Industries Company                       560,311      0.7
                                880,212   ++Taiwan Semiconductor Manufacturing Company                   1,791,513      2.3
                              1,601,480   ++United Microelectronics Corporation, Ltd.                    1,922,159      2.5
                                                                                                     -------------    -----
                                                                                                         5,228,792      6.7

               Wireless         287,400   Taiwan Cellular Corp.                                            367,315      0.5
               Telecommu-
               nication
               Services

                                          Total Investments in Taiwan                                   10,515,495     13.5


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                          (in U.S. dollars)

PACIFIC BASIN/ASIA            Shares                                                                             Percent of
(concluded)    Industries      Held                         Investments                                 Value    Net Assets
Thailand       Banks            375,000   ++Bangkok Bank Public Company Limited 'Foreign'            $     618,529     0.8%
                              1,059,320   ++Thai Farmers Bank Public Company Limited 'Foreign'             848,119      1.1
                                                                                                     -------------    -----
                                                                                                         1,466,648      1.9

               Construction      44,900   The Siam Cement Public Company Limited                         1,163,313      1.5
               Materials

               Household        423,800   ++Land and Houses Public Company Limited 'Foreign'
               Durables                   (Registered)                                                     801,067      1.0

               Media             70,300   BEC World Public Company Limited 'Foreign'                       406,261      0.5

               Oil & Gas        545,100   PTT Public Company Limited                                       472,516      0.6

               Wireless       1,104,700   ++Shin Corporation Public Company Limited 'Foreign'              372,401      0.5
               Telecommu-
               nication
               Services

                                          Total Investments in Thailand                                  4,682,206      6.0


                                          Total Investments in the Pacific Basin/Asia
                                          (Cost--$44,857,331)                                           49,320,563     63.2


               Total Investments (Cost--$74,871,314)                                                    77,890,896     99.8
               Other Assets Less Liabilities                                                               175,538      0.2
                                                                                                     -------------   ------
               Net Assets                                                                            $  78,066,434   100.0%
                                                                                                     =============   ======

++Non-income producing security.
(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                As of June 30, 2002
Assets:         Investments, at value (identified cost--$74,871,314)                                         $   77,890,896
                Foreign cash (cost--$202,315)                                                                       202,803
                Receivables:
                   Capital shares sold                                                     $      384,165
                   Dividends                                                                      278,191
                   Securities sold                                                                163,332           825,688
                                                                                           --------------
                Prepaid expenses                                                                                     32,051
                                                                                                             --------------
                Total assets                                                                                     78,951,438
                                                                                                             --------------

Liabilities:    Payables:
                   Capital shares redeemed                                                        284,006
                   Securities purchased                                                           219,432
                   Custodian bank                                                                 189,679
                   Investment adviser                                                              63,473
                   Distributor                                                                     28,138           784,728
                                                                                           --------------
                Accrued expenses                                                                                    160,276
                                                                                                             --------------
                Total liabilities                                                                                   945,004
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $   78,006,434
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                             $     337,899
                Class B Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   263,772
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                    61,161
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                   112,431
                Paid-in capital in excess of par                                                                327,371,290
                Accumulated investment loss--net                                            $   (562,673)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                  (252,593,467)
                Unrealized appreciation on investments and foreign currency
                transactions--net                                                               3,016,021
                                                                                           --------------
                Total accumulated losses--net                                                                 (250,140,119)
                                                                                                             --------------
                Net assets                                                                                   $   78,006,434
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $34,893,854 and 3,378,994
Value:                   shares outstanding                                                                  $        10.33
                                                                                                             ==============
                Class B--Based on net assets of $25,714,193 and 2,637,722
                         shares outstanding                                                                  $         9.75
                                                                                                             ==============
                Class C--Based on net assets of $5,938,141 and 611,608
                         shares outstanding                                                                  $         9.71
                                                                                                             ==============
                Class D--Based on net assets of $11,460,246 and 1,124,313
                         shares outstanding                                                                  $        10.19
                                                                                                             ==============

See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


CONSOLIDATED STATEMENT OF OPERATIONS

                For the Year Ended June 30, 2002
Investment      Dividends (net of $230,290 foreign withholding tax)                                          $    1,474,423
Income:         Interest                                                                                             19,356
                Securities lending--net                                                                               1,328
                                                                                                             --------------
                Total income                                                                                      1,495,107
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $      825,479
                Account maintenance and distribution fees--Class B                                300,145
                Custodian fees                                                                    221,752
                Professional fees                                                                 147,085
                Transfer agent fees--Class B                                                      132,886
                Transfer agent fees--Class A                                                      130,397
                Accounting services                                                                92,882
                Account maintenance and distribution fees--Class C                                 66,232
                Printing and shareholder reports                                                   63,300
                Registration fees                                                                  53,976
                Directors' fees and expenses                                                       50,390
                Transfer agent fees--Class D                                                       42,094
                Transfer agent fees--Class C                                                       30,173
                Account maintenance fees--Class D                                                  27,968
                Pricing fees                                                                        3,258
                Other                                                                              33,202
                                                                                           --------------
                Total expenses                                                                                    2,221,219
                                                                                                             --------------
                Investment loss--net                                                                              (726,112)
                                                                                                             --------------

Realized &      Realized loss from:
Unrealized         Investments--net (net of $18,925 withholding tax on
Gain (Loss) on     foreign capital gains)                                                    (14,748,143)
Investments &      Foreign currency transactions--net                                           (347,692)      (15,095,835)
Foreign                                                                                    --------------
Currency        Change in unrealized appreciation/depreciation on:
Transactions--     Investments--net                                                            12,817,251
Net:               Foreign currency transactions--net                                              19,697        12,836,948
                                                                                           --------------    --------------
                Total realized and unrealized loss on investments and foreign
                currency transactions--net                                                                      (2,258,887)
                                                                                                             --------------
                Net Decrease in Net Assets Resulting from Operations                                         $  (2,984,999)
                                                                                                             ==============

See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Year Ended June 30,
                Increase (Decrease) in Net Assets:                                               2002               2001
Operations:     Investment loss--net                                                       $    (726,112)    $    (599,392)
                Realized loss on investments and foreign currency transactions--net          (15,095,835)       (8,519,830)
                Change in unrealized appreciation/depreciation on investments and
                foreign currency transactions--net                                             12,836,948      (33,458,181)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from operations                          (2,984,999)      (42,577,403)
                                                                                           --------------    --------------

Capital Share   Net decrease in net assets derived from capital share transactions           (17,086,246)      (59,695,307)
Transactions:                                                                              --------------    --------------

Net Assets:     Total decreasein net assets                                                  (20,071,245)     (102,272,710)
                Beginning of year                                                              98,077,679       200,350,389
                                                                                           --------------    --------------
                End of year*                                                               $   78,006,434    $   98,077,679
                                                                                           ==============    ==============

                *Accumulated investment loss--net                                          $    (562,673)    $    (874,928)
                                                                                           ==============    ==============

See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


CONSOLIDATED FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                  Class A
have been derived from information
provided in the financial statements.
                                                                               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year             $  10.46     $  13.78     $  11.88     $  10.44     $  17.23
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income (loss)--net++                   (.04)          .01          .01          .18          .08
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.09)       (3.33)         1.89         1.32       (6.18)
                                                               --------     --------     --------     --------     --------
                Total from investment operations                  (.13)       (3.32)         1.90         1.50       (6.10)
                                                               --------     --------     --------     --------     --------
                Less dividends and distributions:
                   Investment income--net                            --           --           --           --        (.12)
                   In excess of investment income--net               --           --           --           --        (.09)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.06)        (.48)
                                                               --------     --------     --------     --------     --------
                Total dividends and distributions                    --           --           --        (.06)        (.69)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of year                   $  10.33     $  10.46     $  13.78     $  11.88     $  10.44
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share              (1.24%)     (24.09%)       15.99%       14.60%     (36.00%)
Investment                                                     ========     ========     ========     ========     ========
Return:*

Ratios to       Expenses                                          2.18%        1.65%        1.84%        1.97%        1.63%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment income (loss)--net                    (.37%)         .09%         .10%        1.94%         .53%
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of year (in thousands)         $ 34,894     $ 40,412     $ 76,572     $ 83,115     $219,422
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                              114.72%       41.01%       51.68%       84.92%       98.16%
                                                               ========     ========     ========     ========     ========



The following per share data and ratios                                                  Class B
have been derived from information
provided in the financial statements.
                                                                               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year             $   9.98     $  13.29     $  11.57     $  10.28     $  17.04
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income (loss)--net++                   (.14)        (.11)        (.12)          .08        (.07)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.09)       (3.20)         1.84         1.27       (6.08)
                                                               --------     --------     --------     --------     --------
                Total from investment operations                  (.23)       (3.31)         1.72         1.35       (6.15)
                                                               --------     --------     --------     --------     --------
                Less dividends and distributions:
                   Investment income--net                            --           --           --           --        (.07)
                   In excess of investment income--net               --           --           --           --        (.06)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.06)        (.48)
                                                               --------     --------     --------     --------     --------
                Total dividends and distributions                    --           --           --        (.06)        (.61)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of year                   $   9.75     $   9.98     $  13.29     $  11.57     $  10.28
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share              (2.30%)     (24.91%)       14.87%       13.37%     (36.68%)
Investment                                                     ========     ========     ========     ========     ========
Return:*

Ratios to       Expenses                                          3.25%        2.72%        2.88%        3.04%        2.67%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment income (loss)--net                   (1.45%)      (1.00%)       (.97%)         .91%       (.53%)
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of year (in thousands)         $ 25,714     $ 37,713     $ 79,861     $ 92,104     $164,929
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                              114.72%       41.01%       51.68%       84.92%       98.16%
                                                               ========     ========     ========     ========     ========



The following per share data and ratios                                                  Class C
have been derived from information
provided in the financial statements.
                                                                               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year             $   9.94     $  13.24     $  11.53     $  10.24     $  16.99
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income (loss)--net++                   (.14)        (.11)        (.12)          .08        (.07)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.09)       (3.19)         1.83         1.27       (6.08)
                                                               --------     --------     --------     --------     --------
                Total from investment operations                  (.23)       (3.30)         1.71         1.35       (6.15)
                                                               --------     --------     --------     --------     --------
                Less dividends and distributions:
                   Investment income--net                            --           --           --           --        (.07)
                   In excess of investment income--net               --           --           --           --        (.05)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.06)        (.48)
                                                               --------     --------     --------     --------     --------
                Total dividends and distributions                    --           --           --        (.06)        (.60)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of year                   $   9.71     $   9.94     $  13.24     $  11.53     $  10.24
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share              (2.31%)     (24.92%)       14.83%       13.42%     (36.69%)
Investment                                                     ========     ========     ========     ========     ========
Return:*

Ratios to       Expenses                                          3.26%        2.73%        2.89%        3.04%        2.68%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment income (loss)--net                   (1.46%)       (.99%)       (.96%)         .90%       (.51%)
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of year (in thousands)         $  5,938     $  8,065     $ 16,442     $ 17,768     $ 32,339
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                              114.72%       41.01%       51.68%       84.92%       98.16%
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                  Class D
have been derived from information
provided in the financial statements.
                                                                               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year             $  10.35     $  13.68     $  11.81     $  10.41     $  17.19
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income (loss)--net++                   (.06)        (.02)        (.02)          .16          .04
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                 (.10)       (3.31)         1.89         1.30       (6.15)
                                                               --------     --------     --------     --------     --------
                Total from investment operations                  (.16)       (3.33)         1.87         1.46       (6.11)
                                                               --------     --------     --------     --------     --------
                Less dividends and distributions:
                   Investment income--net                            --           --           --           --        (.11)
                   In excess of investment income--net               --           --           --           --        (.08)
                   In excess of realized gain on
                   investments--net                                  --           --           --        (.06)        (.48)
                                                               --------     --------     --------     --------     --------
                Total dividends and distributions                    --           --           --        (.06)        (.67)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of year                   $  10.19     $  10.35     $  13.68     $  11.81     $  10.41
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share              (1.55%)     (24.34%)       15.83%       14.26%     (36.13%)
Investment                                                     ========     ========     ========     ========     ========
Return:*

Ratios to       Expenses                                          2.44%        1.90%        2.09%        2.20%        1.88%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Investment income (loss)--net                    (.61%)       (.16%)       (.15%)        1.74%         .28%
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of year (in thousands)         $ 11,460     $ 11,888     $ 27,475     $ 19,648     $ 31,686
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                              114.72%       41.01%       51.68%       84.92%       98.16%
                                                               ========     ========     ========     ========     ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Consolidated Financial Statements.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transactions statements.

(k) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,136,266 have been reclassified beween paid-in capital in excess of par and accumulated net investment loss and $97,899 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM UK"), an affiliate of MLIM. For the year ended December 31, 2001, no fees were paid to MLAM UK.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                           Maintenance      Distribution
                               Fee              Fee

Class B                        .25%             .75%
Class C                        .25%             .75%
Class D                        .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                             FAMD             MLPF&S

Class A                     $   558          $   260
Class D                     $ 6,166          $ 4,915


For the year ended June 30, 2002, MLPF&S received contingent deferred sales charges of $36,008 and $429 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. For the year ended June 30, 2002, QA Advisors received $89 in securities lending agent fees.

In addition, MLPF&S received $15,107 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended June 30, 2002, the Fund reimbursed MLIM $16,433 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were $93,462,244 and $110,107,682, respectively.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


Net realized losses for the year ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:


                                       Realized        Unrealized
                                        Losses       Gains (Losses)

Long-term investments             $ (14,748,143)     $    3,019,582
Foreign currency transactions          (347,692)            (3,561)
                                  --------------     --------------
Total                             $ (15,095,835)     $    3,016,021
                                  ==============     ==============


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $2,693,891, of which $11,333,378 related to appreciated securities and $8,639,487 related to depreciated securities. The aggregate cost of investments at June 30, 2002 for Federal income tax purposes was $75,197,005.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $17,086,246 and $59,695,307 for the years ended June 30, 2002 and June 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                            3,273,943     $   34,502,181
Shares redeemed                      (3,757,062)       (38,908,044)
                                  --------------     --------------
Net decrease                           (483,119)     $  (4,405,863)
                                  ==============     ==============



Class A Shares for the Year                               Dollar
Ended June 30, 2001                      Shares           Amount

Shares sold                              879,436     $    9,403,928
Shares redeemed                      (2,572,221)       (28,834,643)
                                  --------------     --------------
Net decrease                         (1,692,785)     $ (19,430,715)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                              302,142     $    3,022,873
Automatic conversion of shares         (208,032)        (2,002,665)
Shares redeemed                      (1,233,735)       (11,724,002)
                                  --------------     --------------
Net decrease                         (1,139,625)     $ (10,703,794)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended June 30, 2001                      Shares           Amount

Shares sold                              226,224     $    2,456,422
Automatic conversion of shares         (135,171)        (1,605,266)
Shares redeemed                      (2,321,616)       (25,643,496)
                                  --------------     --------------
Net decrease                         (2,230,563)     $ (24,792,340)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                               83,255     $      845,246
Shares redeemed                        (282,665)        (2,699,204)
                                  --------------     --------------
Net decrease                           (199,410)     $  (1,853,958)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended June 30, 2001                      Shares           Amount

Shares sold                               92,113     $      974,785
Shares redeemed                        (522,852)        (5,765,066)
                                  --------------     --------------
Net decrease                           (430,739)     $  (4,790,281)
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                              226,408     $    2,449,919
Automatic conversion of shares           199,874          2,002,665
                                  --------------     --------------
Total issued                             426,282          4,452,584
Shares redeemed                        (450,028)        (4,575,215)
                                  --------------     --------------
Net decrease                            (23,746)     $    (122,631)
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended June 30, 2001                      Shares           Amount

Shares sold                              125,244     $    1,372,769
Automatic conversion of shares           131,068          1,605,266
                                  --------------     --------------
Total issued                             256,312          2,978,035
Shares redeemed                      (1,117,191)       (13,660,006)
                                  --------------     --------------
Net decrease                           (860,879)     $ (10,681,971)
                                  ==============     ==============


5. Commitments:
At June 30, 2002, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $219,000 and $113,000, respectively.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended June 30, 2002.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:


                                      6/30/2002        6/30/2001

Distributions paid from:
  Ordinary income                 $           --     $           --
  Net long-term capital gains                 --                 --
                                  --------------     --------------
Total taxable distributions       $           --     $           --
                                  ==============     ==============


As of June 30, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                   $           --
Undistributed long-term capital
gains--net                                                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (237,740,859)*
Unrealized losses--net                               (12,399,260)**
                                                     --------------
Total accumulated losses--net                        $(250,140,119)
                                                     ==============


*On June 30, 2002, the Fund had a net capital loss carryforward of $237,740,860, of which $4,575 expires in 2003, $593,825 expires in
2005, $219,917,296 expires in 2007 and $17,225,164 expires in 2010.
This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, unrealized gain (loss) on open Sec. 1256 contracts, the capital loss from Limitada reclassified between ordinary income and realized losses, the cumulative and non-cumulative Subpart F loss not deductible for tax purposes, the deferral of post-October capital losses for tax purposes and the deferral of post-October currency losses for tax purposes.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


Merrill Lynch Dragon Fund, Inc., June 30, 1996


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2002, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2002 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
August 16, 2002



OFFICERS AND DIRECTORS

                                                                                              Number of       Other
                                                                                            Portfolios in   Director-
                       Position(s)    Length                                                 Fund Complex     ships
                           Held      of Time                                                 Overseen by     Held by
Name, Address & Age     with Fund     Served     Principal Occupation(s) During Past 5 Years   Director      Director
Interested Director

Terry K. Glenn*         President    1999 to     Chairman, Americas Region since 2001,        117 Funds      None
P.O. Box 9011           and          present     and Executive Vice President since         169 Portfolios
Princeton,              Director     and 1994    1983 of Fund Asset Management, L.P.
NJ 08543-9011                        to present  ("FAM") and Merrill Lynch Investment
Age: 61                                          Managers, L.P. ("MLIM"); President of
                                                 Merrill Lynch Mutual Funds since 1999;
                                                 President of FAM Distributors, Inc.
                                                 ("FAMD") since 1986 and Director
                                                 thereof since 1991; Executive Vice
                                                 President and Director of Princeton
                                                 Services, Inc. ("Princeton Services")
                                                 since 1993; President of Princeton
                                                 Administrators, L.P. since 1988;
                                                 Director of Financial Data Services,
                                                 Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                              Number of       Other
                                                                                            Portfolios in   Director-
                       Position(s)    Length                                                 Fund Complex     ships
                           Held      of Time                                                 Overseen by     Held by
Name, Address & Age     with Fund    Served*     Principal Occupation(s) During Past 5 Years   Director      Director
Independent Directors

Ronald W. Forbes        Director     1994 to     Professor Emeritus of Finance, School of      46 Funds      None
P.O. Box 9011                        present     Business, State University of New York     55 Portfolios
Princeton,                                       at Albany since 2000; and Professor
NJ 08543-9011                                    thereof from 1989 to 2000.
Age: 61


Cynthia A. Montgomery   Director     1995 to     Professor, Harvard Business School since      46 Funds      Unum-
P.O. Box 9011                        present     1989.                                      55 Portfolios    Provident
Princeton,                                                                                                   Corpora-
NJ 08543-9011                                                                                                tion; and
Age: 49                                                                                                      Newell
                                                                                                             Rubber-
                                                                                                             maid Inc.


Charles C. Reilly       Director     1994 to     Self-employed financial consultant since      46 Funds      None
P.O. Box 9011                        present     1990.                                      55 Portfolios
Princeton,
NJ 08543-9011
Age: 70



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2002


OFFICERS AND DIRECTORS (concluded)

                                                                                              Number of       Other
                                                                                            Portfolios in   Director-
                       Position(s)    Length                                                 Fund Complex     ships
                           Held      of Time                                                 Overseen by     Held by
Name, Address & Age     with Fund    Served*     Principal Occupation(s) During Past 5 Years   Director      Director
Independent Directors (concluded)

Kevin A. Ryan           Director     1994 to     Founder and currently Director Emeritus       46 Funds      None
P.O. Box 9011                        present     of The Boston University Center for the    55 Portfolios
Princeton,                                       Advancement of Ethics and Character and
NJ 08543-9011                                    Director thereof from 1989 to 1999;
Age: 69                                          Professor from 1982 to 1999 at Boston
                                                 University.


Roscoe S. Suddarth      Director     2000 to     Former President, Middle East Institute       46 Funds      None
P.O. Box 9011                        present     from 1995 to 2001.                         55 Portfolios
Princeton,
NJ 08543-9011
Age: 66


Richard R. West         Director     1994 to     Professor of Finance since 1984, and          46 Funds      Bowne &
P.O. Box 9011                        present     currently Dean Emeritus of New York         55 Portolios    Co., Inc.;
Princeton,                                       University, Leonard N. Stern School                         Vornado
NJ 08543-9011                                    of Business Administration.                                 Realty
Age: 64                                                                                                      Trust; and
                                                                                                             Alexander's
                                                                                                             Inc.


Edward D. Zinbarg       Director     1994 to     Self-employed financial consultant since      46 Funds      None
P.O. Box 9011                        present     1994.                                      55 Portfolios
Princeton,
NJ 08543-9011
Age: 67


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                       Position(s)    Length
                           Held      of Time
Name, Address & Age     with Fund    Served*     Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke         Vice         1994 to     First Vice President of FAM and MLIM since 1997 and the Treasurer thereof
P.O. Box 9011           President    present     since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,              and          and 1999    1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
NJ 08543-9011           Treasurer    to present  from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42


Nicholas Moakes         Portfolio    2001 to     Portfolio Manager of MLAM UK since October 2001; Director of MLIM since
P.O. Box 9011           Manager      present     October 1997; Member of Global Emerging Markets Team since October
Princeton,                                       1997 and Director of MLIM since January 2000; Head of Asian Research
NJ 08543-9011                                    at NatWest Securities Asia from 1995 to June 1997.
Age: 37


Josephine Ragni         Portfolio    2001 to     Portfolio Manager of Merrill Lynch Asset Management U.K. Limited
P.O. Box 9011           Manager      present     ("MLAM UK") since October 2001; Vice President of Merrill Lynch
Princeton,                                       Investment Managers Limited (MLIM) and member of the Emerging Markets
NJ 08543-9011                                    Global Strategy Group since January 1998; Equity analyst and fund manager
Age: 33                                          with Foreign & Colonial from 1993 through 1997.


David Soden             Portfolio    2001 to     Portfolio Manager of MLAM UK since October 2001; Team Leader and
P.O. Box 9011           Manager      present     Investment Officer of Global Emerging Markets Team since 1996 and
Princeton,                                       Managing Director of MLIM since 1998.
Age: 39NJ 08543-9011


Susan B. Baker          Secretary    1999 to     Director (Legal Advisory) of the Manager since 1999; Vice President of
P.O. Box 9011                        present     the Manager from 1993 to 1999; attorney associated with the Manager since
Princeton,                                       1987.
NJ 08543-9011
Age: 44


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



PORTFOLIO INFORMATION (unaudited)


Ten Largest Equity Holdings              Percent of
As of June 30, 2002                      Net Assets

Samsung Electronics                          8.8%
Anglo American PLC                           4.3
Kookmin Bank                                 3.7
POSCO                                        2.9
Petroleo Brasileiro SA--Petrobras
(Preferred)                                  2.6
China Mobile (Hong Kong) Limited             2.6
United Microelectronics Corporation, Ltd.    2.5
Taiwan Semiconductor Manufacturing
Company                                      2.3
LUKoil Holding (ADR)                         1.9
Hyundai Motor Company Ltd.                   1.5